Exhibit 24

POWER OF ATTORNEY

I, Robert H. Schottenstein, am Chairman of the Board of Directors, Chief Executive Officer and President of M/I Homes, Inc. (the “Company”), and I do hereby constitute and appoint Phillip G. Creek my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes, shall do or cause to be done by virtue hereof.

/s/ Robert H. Schottenstein
Robert H. Schottenstein
Chairman of the Board, Chief Executive
Officer (principal executive officer) and
President

Exhibit 24

POWER OF ATTORNEY

I, Phillip G. Creek, am Executive Vice President, Chief Financial Officer (principal financial officer) and a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein my true and lawful attorney and agent, with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as principal financial officer of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorney or agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorney and agent, or his substitute or substitutes shall do or cause to be done by virtue hereof.

/s/ Phillip G. Creek
Phillip G. Creek
Executive Vice President, Chief Financial Officer
(principal financial officer) and Director

Exhibit 24

POWER OF ATTORNEY

I, J. Thomas Mason, am Executive Vice President, Chief Legal Officer, Secretary and a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/ J. Thomas Mason
J. Thomas Mason
Executive Vice President, Chief Legal Officer,
Secretary and Director

Exhibit 24

POWER OF ATTORNEY

I, Friedrich K. M. Böhm, a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/Friedrich K. M. Böhm
Friedrich K. M. Böhm
Director

Exhibit 24

POWER OF ATTORNEY

I, William H. Carter, a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/William H. Carter
William H. Carter
Director

Exhibit 24

POWER OF ATTORNEY

I, Michael P. Glimcher, a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/ Michael P. Glimcher
Michael P. Glimcher
Director

Exhibit 24

POWER OF ATTORNEY

I, Elizabeth K. Ingram, a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/ Elizabeth K. Ingram
Elizabeth K. Ingram
Director

Exhibit 24

POWER OF ATTORNEY

I, Nancy J. Kramer, a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/ Nancy J. Kramer
Nancy J. Kramer
Director

Exhibit 24

POWER OF ATTORNEY

I, Norman L. Traeger, a director of M/I Homes, Inc. (the “Company”), do hereby constitute and appoint Robert H. Schottenstein and Phillip G. Creek, or either of them, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as a director of the Company and to execute any and all instruments for me and in my name in the capacity indicated above, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), including specifically but without limitation, power and authority to sign for me in my name, in the capacity indicated above, the 2019 Form 10-K and any and all amendments to such 2019 Form 10-K; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or either of them, shall do or cause to be done by virtue hereof.

/s/ Norman L. Traeger
Norman L. Traeger
Director